Exhibit 1.1

HDFC BANK LIMITED

             American Depositary Shares

Representing

             Equity Shares

       par value Rs. 2 per share

UNDERWRITING AGREEMENT

February     , 2015

February     , 2015

Merrill Lynch Pierce, Fenner & Smith

Incorporated One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

United States of America

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Barclays Capital Inc.

745 Seventh Ave.

New York, NY 10019

United States

Goldman, Sachs & Co.

200 West Street

New York, NY 10282-2198

United States

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019-7316

United States

UBS Securities LLC

299 Park Avenue

New York, NY 1071

United States

as representatives of the several Underwriters

Dear Sirs and Mesdames:

HDFC Bank Limited, a company incorporated under the laws of the Republic of India as a public limited company (the “Company”), proposes to issue and sell equity shares, par value Rs. 2 per share of the Company in connection with an ADS Offering and an Indian Offering (each as hereinafter defined). Equity shares of the Company are referred to as “Equity Shares”. The “ADS Offering” consists of an offering and sale of American Depositary Shares (“ADSs”), each representing three Equity Shares, in the United States, Canada, Japan and certain other selected jurisdictions in the world other than India. The “Indian Offering” consists of a private placement of Equity Shares by way of a Qualified Institutions Placement under the Securities Exchange Board of India (Issue of Capital and Disclosure Requirements) Regulations, 2009 in India and certain other selected jurisdictions in the world other than the United States.

It is understood that:

The Company and you are entering into this Agreement providing for the purchase by the Underwriters named in Schedule I hereto (the “Underwriters”) of an aggregate of              Equity Shares in the form of              American Depositary Shares (the “Offered ADSs”).

The Company and DSP Merrill Lynch Limited, Credit Suisse Securities (India) Private Limited, JM Financial Institutional Securities Limited, J.P. Morgan India Private Limited, Morgan Stanley India Company Private Limited, Barclays Securities (India) Private Limited, Goldman Sachs (India) Securities Private Limited, Nomura Financial Advisory and Securities (India) Private Limited, UBS Securities India Private Limited (collectively, the “Managers”) are concurrently entering into a placement agreement (the “Indian Placement Agreement”) providing for the placement by the Managers of              Equity Shares pursuant to the Indian Offering.

The closing of the ADS Offering is conditioned on the closing of the Indian Offering.

Merrill Lynch Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. International plc will act as global coordinators and joint bookrunners (the “Global Coordinators and Joint Bookrunners”) and Barclays Capital Inc., Goldman, Sachs & Co., Nomura Securities International, Inc. and UBS Securities LLC will act as joint bookrunners (the “Joint Bookrunners”) for the ADS Offering.

In connection with the ADS Offering, the Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) an “automatic shelf registration statement” as defined under Rule 405 under the United States Securities Act of 1933, as amended (the “Securities Act”), on Form F-3, (Commission file number 333-            ) relating to the registration of the offering of the Shares, under the Securities Act, including the related prospectus (the “Base Prospectus”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement (the “Prospectus Supplement”) in accordance with the provisions of Rule 430B and Rule 424(b) under the Securities Act. The registration statement on Form F-3 as amended at the time it becomes effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Securities Act and including the documents incorporated by reference therein, is hereinafter referred to as the “Registration Statement” and the Base Prospectus and Prospectus Supplement, including the documents incorporated by reference therein, are hereinafter collectively referred to as the “Prospectus”. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Offered ADSs, together with the Base Prospectus. If the Company has filed an abbreviated registration statement to register additional Equity Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which are “contained”, “included” or “stated” in the Registration Statement, any preliminary prospectus, the General Disclosure Package (as defined below), the Base Prospectus, the Prospectus Supplement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the General Disclosure Package, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to mean and include the filing or furnishing of any document under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is incorporated by reference in the Registration Statement, such preliminary prospectus, the General Disclosure Package, the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be.

The Offered ADSs will be evidenced by American Depositary Receipts (“ADRs”) to be issued by JPMorgan Chase Bank, N.A., as depositary (the “Depositary”), pursuant to a deposit agreement, dated as of July 19, 2001, as amended by amendment no. 1, dated as of July 13, 2011, (the “Deposit Agreement”), among the Company, the Depositary and the holders and beneficial holders from time to time of ADRs. The Company and the Depositary have prepared and filed with the Commission a registration statement on Form F-6 (No. 333-175521) for the registration under the Securities Act of the ADSs, have filed such amendments thereto and such amended preliminary prospectus as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectus as may hereafter be required. The registration statement on Form F-6 for the registration of the ADSs, as amended (including by the filing of any post-effective amendments thereto), is hereinafter called the “ADS Registration Statement”.

1. Representations and Warranties of the Company. The Company represents and warrants to each of the Underwriters as of the date hereof, as of the Closing Date referred to in Section 4 hereof, as of the Applicable Time referred to in Section 1(a) referred to in Section 4 hereof, and agrees with each of the Underwriters, as follows:

(a) Compliance with the Registration Requirements. The Company meets the requirements for the use of Form F-3 under the Securities Act and is a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Registration Statement meets, and the offering and sale of the ADSs as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act, including, without limitation, Rule 415(a)(5) under the Securities Act. Each of the Registration Statement and the ADS Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Each of the Registration Statement, the ADS Registration Statement, the General Disclosure Package and the Prospectus as of the date hereof comply and, as amended or supplemented, if applicable, as of the Closing Date will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), on the date thereof and on the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below) as of the Applicable Time and the information included on Schedule II hereto, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means              [a.m./p.m.] (New York City) on February     , 2015 or such other time as agreed by the Company and the Global Coordinators and Joint Bookrunners.

“Statutory Prospectus” as of any time means the prospectus relating to the Offered ADSs that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus”, as defined in Rule 433 under the Securities Act (“Rule 433”), relating to the Offered ADSs that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Offered ADSs or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule III hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered ADSs, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.

The representations and warranties in this Section 1(a) shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

At the time (x) of filing the Registration Statement, (y) of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (z) the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163 under the Securities Act) made any offer relating to the Offered ADSs in reliance on the exemption of Rule 163 under the Securities Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

At the time of filing the Registration Statement, any 462(b) Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered ADSs and at the date hereof, the Company was not and is not an “ineligible issuer”, as defined in Rule 405 under the Securities Act.

Any Issuer Free Writing Prospectus that the Company is required to file pursuant to Rules 163, 164 and 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act, and the applicable rules and regulations of the Commission thereunder. Each Issuer Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rules 163, 164 and 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the Issuer General Use Free Writing Prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior written consent (such consent not to be unreasonably withheld or delayed), prepare, use or refer to, any “free writing prospectus” as defined in Rule 405 under the Securities Act.

(b) Filings with the Commission.

(i) Each of the Registration Statement and the ADS Registration Statement has been filed with the Commission in the form heretofore delivered to you. Each of the Registration Statement and the ADS Registration Statement has become effective under the Securities Act. The Registration Statement is an “automatic shelf registration statement”, as defined in Rule 405 under the Securities Act, and the Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement”; the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act and the rules and regulations of the Commission thereunder objecting to the use of the automatic shelf registration statement form. No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued under the Securities Act or the Exchange Act, as applicable, and no proceedings for such purpose have been instituted or are pending before or, to the best knowledge of the Company, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with.

(ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and on the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the ADSs, (i) in connection with the ADS Offering, any offering material in the United States and certain selected jurisdictions other than India, other than the General Disclosure Package, the Prospectus, the preliminary prospectus, the Registration Statement or the ADS Registration Statement; and (ii) in connection with the Indian Offering, any offering material in the United States.

(d) Compliance with Indian Rules and Regulations. Each of the Registration Statement and the ADS Registration Statement, when it became effective, did not violate and, as amended or supplemented, if applicable, will not violate the rules, regulations and other requirements of the Government of India, Ministry of Finance, the Foreign Investment Promotion Board, the Reserve Bank of India, the Ministry of Company Affairs of India, the Company Law Board, the Securities and Exchange Board of India, the Indian Stock Exchanges (as defined herein) and all other applicable government of India regulatory, administrative or similar authorities having jurisdiction over the Company or its property or assets, as applicable (collectively, the “Indian Authorities”). In addition, compliance by the Company with its obligations in connection with the transactions contemplated hereby under the Securities Act and, the Exchange Act, including the applicable rules and regulations thereunder, and the rules and regulations of the New York Stock Exchange, Inc., will not violate any such rules and regulations of the Indian Authorities. The indemnification and contribution provisions set forth in Section 8 hereof do not contravene Indian law, rules and regulations of the Indian Authorities or public policy.

(e) Due Incorporation and Good Standing of the Company. The Company has been duly organized and incorporated and is validly existing as a public limited company under the laws of the Republic of India, has the power and authority (corporate and other) to own or lease its property and to conduct its business as described in the General Disclosure Package and to enter into and perform its obligations under this Agreement and the Deposit Agreement and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise) or the earnings, business or operations of the Company.

(f) Subsidiaries. Other than HDFC Securities Limited and HDB Financial Services Limited (the “Subsidiaries”), the Company does not, either directly or indirectly, have any subsidiaries.

(g) Real Properties, Encumbrances and Leases. Each of the Company and its Subsidiaries has good and marketable title to all real property and good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as would not have a Material Adverse Effect (as defined herein); and any real property and buildings held under lease by the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material to its business or do not materially interfere with the use made of such property and buildings by the Company.

(h) Capitalization of the Company. The authorized, issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package in the column entitled “Actual” under the caption “Capitalization” (except any subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); the terms, rights and preferences related to the authorized and issued share capital of the Company conform as to legal matters to the description thereof contained in the General Disclosure Package. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. Other than as may be disclosed in the General Disclosure Package, there are no outstanding securities convertible into or exchangeable for, or warrants or rights to purchase from the Company Equity Shares or any other share capital of the Company nor are there any obligations of the Company to allot, issue or transfer the Offered ADSs.

(i) Authorization of the Shares. The Shares to be issued in connection with the offering and sale of the Offered ADSs have been duly and validly authorized in compliance with applicable statutory and regulatory requirements, for issuance and sale pursuant to this Agreement and the Deposit Agreement, as the case may be, and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any security interest, mortgage, pledge, lien, charge, encumbrance, claim or equity, and / or any third party right and will rank pari passu, except as described in the General Disclosure Package, with the other Equity Shares outstanding and will not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The form of certificate for the Equity Shares conforms to the requirements of Indian law, the Charter Documents (as defined herein), the Indian Stock Exchanges (as defined herein) and the description thereof, contained in the General Disclosure Package.

(j) Deposit of Shares and Transfer of Rights to Depositary. The Shares may be freely deposited with the Depositary or with JPMorgan Chase Bank, N.A., Mumbai branch, as the custodian of the Depositary (the “Custodian”) against issuance of ADRs evidencing the Offered ADSs, although there are restrictions on the future deposits and redeposit of withdrawals of Shares which are described in the General Disclosure Package. Upon deposit of the underlying Shares with the Custodian pursuant to the Deposit Agreement in accordance with the terms thereof, all right, title and interest in such Shares, free and clear of any security interest, mortgage, pledge, claim, lien or other encumbrance, will be transferred to the Depositary on behalf of the Underwriters, free and clear of any security interest, mortgage, pledge, claim, lien or other encumbrance other than any liens which may result from actions taken by the Underwriters.

(k) Listing of the Shares: the Company has received an in-principle approval dated                      and             , respectively from each of the National Stock Exchange of India Limited (the “NSE”) and the Bombay Stock Exchange (the “BSE”, and together with the NSE, the “Indian Stock Exchanges”) for the issue and allotment of the Shares. Applications will be made for obtaining the listing and trading approvals for the Shares from each of the Indian Stock Exchanges. The Company agrees to deliver to the Indian Stock Exchanges all information, declarations and documents as may be requested for and / or required by the Indian Stock Exchanges and to take such other steps as may be required for the purpose of obtaining the final listing and trading approvals for the Shares on each of the Indian Stock Exchanges. The Company shall take all measures required to ensure that the final listing and trading approvals for the Shares are obtained from each of the Indian Stock Exchanges by             . Without prejudice to its obligations above, the Company will comply with the requirements of the listing agreements with each of the Indian Stock Exchanges, regulatory requirements in connection with maintaining continuous listing of the Shares and furnish from time to time copies of such filings, returns, documents, instruments, information and undertakings and publish all advertisements or other materials that may be required under applicable Indian regulations to effect and maintain listing of the Shares on each of the Indian Stock Exchanges.

(l) Validity of ADRs and Absence of Transfer Restrictions. Upon issuance by the Depositary of the ADRs evidencing the Offered ADSs against deposit of the underlying Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified in the ADRs and the Deposit Agreement. The Equity Shares, ADSs and ADRs conform to all statements relating thereto contained in the General Disclosure Package and such description conforms to the rights set forth in the instruments defining the same. The Shares and Offered ADSs are freely transferable to or for the account of the Underwriters and there are no restrictions on subsequent transfers of the Shares or the Offered ADSs under the laws of India or the United States except as described in the General Disclosure Package. The issuance of the underlying Shares of the Offered ADSs is not subject to the preemptive or other similar rights of any security holder of the Company; and there are no restrictions on the voting of the Shares under the laws of India or the United States except as described in the General Disclosure Package.

(m) No Restrictions or Withholding Taxes on Dividends. Except as set forth in the General Disclosure Package, there are no restrictions under Indian law or the rules and regulations of the Indian Authorities nor any approvals currently required in India (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends declared by the Company to the holders of the ADSs for the underlying Shares, including the Depositary, or for the conversion by the Depositary of any dividends paid in Indian rupees to U.S. dollars. Except as disclosed in the General Disclosure Package, under applicable laws and regulations, no taxes, levies, imposts or charges are required to be deducted or withheld from any payment by the Company of a dividend in respect of the Equity Shares (including, without limitation, those represented by Offered ADSs) to persons not resident in India.

(n) Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

(o) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(p) Authorization and Enforceability of the Deposit Agreement. The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Depositary, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfer), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights and except as enforcement thereof is subject to general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(q) No Defaults or Legal Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement, the consummation of the transactions herein and therein contemplated, and the consummation of the transactions contemplated in the Registration Statement (including the issuance and sale of the Offered ADSs and the use of the proceeds from the sale of the Offered ADSs as described in the General Disclosure Package under the caption “Use of Proceeds”) did not and will not contravene or result in a violation of or a default (or an event that with the giving of notice or lapse of time or both would constitute a default) under (i) any provision of applicable law (including, without limitation, any applicable Indian law limiting foreign ownership of the Company) or any of the Charter Documents of the Company, (ii) any agreement binding upon the Company or to which the Company is a party that is material to the Company or (iii) any judgment, order or decree of any local or other court or public, governmental or regulatory agency or body or stock exchange authority having jurisdiction over the Company or any of its assets except for such violations or defaults under (i), (ii) or (iii) that would not result in a material adverse effect on the condition (financial or otherwise) or the earnings, business or operations of the Company.

(r) Necessary Authorizations for Transactions. No action, consent, authorization, approval, order, certificate, license or permit of or filing, registration or qualification with any local or other court or public, government or regulatory agency or body or stock exchange authority is required for the offering, issuance or sale of the Offered ADSs hereunder or the performance by the Company of its obligations under this Agreement and the Deposit Agreement, or the transactions contemplated hereby or thereby, other than (x) such as are set forth in Schedule IV hereto and (y) such as may be required by the securities or Blue Sky laws of the various states or any country (other than the U.S. and India) in connection with the offer and sale of the Offered ADSs in the manner contemplated herein and in the General Disclosure Package. All such authorizations necessary for performance by the Company of its obligations under this Agreement and the Deposit Agreement, or the transactions contemplated thereby, have been obtained and are in full force and effect.

(s) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the General Disclosure Package, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, operations, business affairs or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Company or either of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (iv) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or the Subsidiaries, and (v) each of the Company and the Subsidiaries has not incurred any material liability or obligation, direct or contingent.

(t) No Violation of Existing Agreements or Laws. Except as otherwise disclosed in the General Disclosure Package, neither the Company nor either of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its certificate of incorporation, articles of association or memorandum of association (collectively, the “Charter Documents”), or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the New York Stock Exchange (“NYSE”) and the Indian Stock Exchanges, or (E) any decree, judgment or order applicable to it or any of its properties (except, in the case of clauses B, C, D and E, for such breaches, violations or defaults that would not result in a Material Adverse Effect).

(u) No Pending Legal Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or Subsidiaries, which is required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus that is not so disclosed as required.

(v) Necessary Authorizations to Conduct Businesses. Except as described in the General Disclosure Package, each of the Company and the Subsidiaries has all necessary certificates, authorizations, licenses, concessions, consents, approvals, orders or permits (“Governmental Licenses”) issued by, all Indian and foreign governmental authorities, necessary to own or lease its properties and assets, and to conduct its businesses as described in the General Disclosure Package except to the extent that the failure to obtain the same would not have a Material Adverse Effect on the Company. Except as described in the General Disclosure Package, each of the Company and the Subsidiaries is in compliance with the terms and conditions of all such Governmental Licenses except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect.

(w) Taxes. Except as described in the General Disclosure Package, all tax returns required to be filed by the Company or the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided in accordance with generally acceptable accounting principles in the jurisdiction in which the entity is incorporated or established.

(x) Listings on Stock Exchanges. The Offered ADSs have been duly authorized and approved for listing and trading on the NYSE, subject to official notice of issuance and effectiveness of the Registration Statement. The Equity Shares have been approved in principle for trading on the Indian Stock Exchanges.

(y) Compliance of Preliminary Prospectus with Securities Regulations. Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act complied when so filed in all material respects with the Securities Act and the applicable rules and regulations thereunder.

(z) No Investment Company. The Company is not and, after giving effect to the Indian Offering and the ADS Offering and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as such term is defined in the United States Investment Company Act of 1940, as amended.

(aa) Passive Foreign Investment Company. The Company is not, and does not expect to become, a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(ab) Intellectual Property Rights. Each of the Company and the Subsidiaries owns, or has duly applied for the issuance of, all the patents, trademarks, trade names, if any, and copyrights (or licenses such rights pursuant to valid and subsisting licenses) necessary for the present conduct of its business as described in the General Disclosure Package, except where the failure to own or license the same would not, singly or in the aggregate, have a Material Adverse Effect.

(ac) Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Effect, each of the Company and its Subsidiaries is in compliance with all applicable environmental legislation and neither the Company nor either of its Subsidiaries is the subject of any pending or, to the knowledge of each of the Company and its Subsidiaries, threatened environmental action or litigation.

(ad) No Filing or Filing Fees. To ensure the legality, validity, enforcement or admissibility into evidence in a legal or administrative proceeding in India of each of this Agreement and the Deposit Agreement and the ADRs in India, it is not necessary that this Agreement, the Deposit Agreement or the ADRs be filed or recorded with any court or other authority in India or that any registration tax or similar tax (other than stamp duty) be paid in India on or in respect of any of this Agreement and the Deposit Agreement or the ADRs other than court costs, including (without limitation) filing fees and deposits to guarantee judgment required by an Indian court of law.

(ae) No Agreement to File a Registration Statement. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

(af) Conformity of Financial Statements with U.S. GAAP.

(i) The U.S. GAAP (as defined below) financial statements of the Company included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the consolidated financial position of the Company at the dates and for the periods indicated and the consolidated results of operations, shareholders’ equity and cash flows of the Company for the periods specified in conformity with U.S. GAAP; such financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis at the dates and for the periods involved (except as otherwise noted therein). The supporting schedules, if any, included in the Registration Statement, General Disclosure Package and the Prospectus present fairly in accordance with U.S. GAAP the information required to be stated therein. The selected financial data and the summary financial data included in the General Disclosure Package and Prospectus under the captions “Selected Financial and Other Data” and “Selected Statistical Information” present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

(ii) Conformity of Financial Statements with Indian GAAP. The Indian GAAP (as defined below) financial and operating data included in and incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the information shown therein and have been prepared in conformity with Indian generally accepted accounting principles (“Indian GAAP”).

(ag) Independent Public Accountants. Deloitte Haskins & Sells LLP, who have delivered their report with respect to the U.S. GAAP financial statements and supporting schedules (which term as used in this Agreement includes the related notes thereto) as of and for the twelve month periods ended March 31, 2012, 2013 and 2014 filed with the Commission as a part of the Registration Statement and included in the General Disclosure Package and who have delivered their report with respect to the U.S. GAAP financial statements and supporting schedules as of and for the six month period ended September 30, 2013, are independent public or certified public accountants as required by the Securities Act and the applicable rules and regulations thereunder.

KPMG, who have delivered their report with respect to the U.S. GAAP financial statements and supporting schedules as of and for the six month period ended September 30, 2014, are independent public or certified public accountants as required by the Securities Act and the applicable rules and regulations thereunder.

(ah) Independent Indian Chartered Accountants. Deloitte Haskins & Sells, to the best knowledge of the Company, are independent chartered accountants of the Institute of Chartered Accountants of India.

(ai) No Stabilization Action. The Company has not taken, nor will the Company take, either directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs or the Shares.

(aj) Valid Choice of Law, Submission to Jurisdiction and Appointment of Process Agent. The choice of the laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of India and courts of India should honor this choice of law. The Company has the power to submit, and pursuant to this Agreement has validly and irrevocably submitted to the personal jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of New York, New York County (including, in each case, any appellate courts therefrom) in any suit, action or proceeding against it arising out of or related to any of this Agreement or with respect to its obligations, liabilities or any other matter arising out of or in connection with the sale of ADSs to the Underwriters, or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of any such proceeding in any such court, and the Company has the power to designate, appoint and empower, and pursuant to this Agreement, has validly appointed the Process Agent named in Section 11 hereof for the purposes described herein, and service of process effected in the manner set forth in Section 11 hereof will be effective to confer valid personal jurisdiction over the Company.

(ak) Absence of Labor Dispute. There is no material labor dispute with the employees of the Company or with any employees of the Subsidiaries, or, to the best knowledge of the Company, is threatened.

(al) Stamp Duty and Other Transaction Taxes. Stamp duty is payable in India in connection with the issuance of the Shares (or if certificates for the Shares to be represented by the Offered ADSs have not then been prepared, irrevocable letters of allotment (“Letters of Allotment”) for such Shares, written in favor of the Depositary or its nominee, entitling the Depositary or such nominee to receive delivery of certificates for such Shares within 45 days following the delivery of such Letters of Allotment) in the name of the Depositary; however, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in India or any political subdivision or taxing authority thereof or therein in connection with (i) the deposit with the Depositary of the Shares or the Letters of Allotment by the Company against the issuance of the ADRs evidencing Offered ADSs and the issuance and delivery of certificates for the Shares pursuant to any Letters of Allotment, (ii) the sale and delivery of the Offered ADSs to or for the respective accounts of the Underwriters, (iii) the sale and delivery outside of India by the Underwriters of the Offered ADSs representing the Shares to the initial purchasers thereof or (iv) except as set forth in the Prospectus, the consummation of any other transaction contemplated by this Agreement or the Deposit Agreement in connection with the sale and delivery of the Offered ADSs, except that stamp duty may be payable on this Agreement or the Deposit Agreement if presented in India for enforcement.

(am) Internal Accounting Controls.

(i) The Company has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and Indian GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated by reference in the Registration Statement and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(ii) the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Managing Director and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit and Compliance Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder.

(an) Insurance. The Company and each of the Subsidiaries carry insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and, to the best knowledge of the Company, all such insurance is current and duly in force;

(ao) Anti-Corruption Laws. Neither the Company nor its Subsidiaries, nor any director, officer, or employee of the Company or any of its Subsidiaries, nor, to the best of the Company’s knowledge and belief, any agent, affiliate or other person associated with or acting on behalf of the Company or its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010 or comparable regulations under the laws of India; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment prohibited under any applicable law or regulation equivalent to the FCPA or the UK Bribery Act 2010.

(ap) Anti-Money Laundering Laws. Except as disclosed in the Prospectus on pages S-23 and S-160, the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements and money laundering statutes that are applicable to them in India, and, to the best of the Company’s knowledge and belief, in all jurisdictions in which the Company and its Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over them (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to Money Laundering Laws is pending and, to the best of the Company’s knowledge and belief, no such actions, suits or proceedings are threatened or contemplated.

(aq) Sanctions. Neither the Company nor the Subsidiaries nor, to the best of the Company’s knowledge and belief, any director (acting in his capacity as a director of the Company or the Subsidiaries or, to the best of the Company’s knowledge and belief, in any other capacity), officer (acting in his capacity as an officer of the Company or the Subsidiaries or, to the best of the Company’s knowledge and belief, in any other capacity), agent (acting in his capacity as an agent of the Company or either of the Subsidiaries or, to the best of the Company’s knowledge and belief, in any other capacity), employee, representative or affiliate of the Company or either of the Subsidiaries: (i) is currently the subject of any U.S. sanctions administered or enforced by the United States Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) (including but not limited to the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 and the implementing regulations, Section 1245 of the National Defense Authorization Act for Fiscal Year 2012 and any implementing regulations, and the Iran Sanctions Act of 1996 of the U.S., as amended), is designated as a “Specially Designated National” or “Blocked Person” by OFAC or similar sanctions administered by the European Union or any member country of the European Union, the United Nations, Her Majesty’s Treasury, or any other relevant local or international sanctions authority (collectively, the “Sanctions”); (ii) is located, organized, resident or operates in a country or territory that is the subject of any Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); (iii) has engaged in, and is not now engaged in, any dealings or transactions with any government, person, entity or project targeted by, or located in any country or territory, that at the time of the dealing or transaction is or was the subject of any Sanctions; or (iv) is or has been in violation of or subject to an investigation relating to any Sanctions.

(ar) Transactions with Affiliates. All material transactions between the Company and one or more Subsidiaries, on the one hand, and any of their respective directors, executive officers, shareholders owning more than 10% of the Company’s equity capital or other affiliates including HDFC Limited and its subsidiaries on the other hand, are fully and fairly described in the Prospectus and each such transaction is on terms no less favorable to the Company or the Subsidiaries, as the case may be, as could be obtained with an unaffiliated third party.

(as) No Requirement to Be Licensed and No Implication of Residency. It is not necessary in order to enable any owner of ADSs to enforce any of its rights that such owner of ADSs be licensed, qualified or entitled to do business in India. None of the Underwriters will be deemed to be resident, domiciled, carrying on business or subject to taxation in India by reason of its ownership of the Offered ADSs or the entry into, performance and/or enforcement of this Agreement and the transactions contemplated hereby.

(at) No Immunity Under Indian Law. The Company is subject to civil and commercial law and to suit in India with respect to its obligations under this Agreement and the Deposit Agreement and the ADRs; the execution and delivery by the Company and the performance by the Company of its obligations thereunder constitute private and commercial acts rather than governmental or public acts and neither the Company nor any of its properties, assets or revenues has any right of immunity under Indian law from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Indian court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, and, to the extent that the Company or any of the Company’s properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company has waived or has agreed to waive such right to the extent permitted by law.

(au) Officer’s Certificate. Any certificate signed by an officer of the Company and delivered to the Global Coordinators and Joint Bookrunners or to U.S. counsel to the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

2. Agreements to Sell and Purchase.

(a) Offered ADSs. The Company hereby agrees to sell to the several Underwriters, severally and not jointly, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the terms and conditions herein stated, agrees, severally and not jointly, to purchase from the Company at U.S.$             per Offered ADS (the “Purchase Price”) the respective number of Offered ADSs (subject to such adjustments to eliminate fractional ADSs as the Global Coordinators and Joint Bookrunners may determine) set forth in Schedule I hereto opposite the name of such Underwriter.

(b) Restrictions on Sale of Securities. The Company hereby agrees that, without the prior written consent of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus (i) directly or indirectly offer, pledge, issue, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise transfer or dispose of, directly or indirectly, any Equity Shares, ADSs, ADRs or any securities convertible into or exercisable or exchangeable for Equity Shares, ADSs or ADRs or file any registration statement under the Securities Act with respect to the foregoing or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the Equity Shares, ADSs or ADRs or any other securities convertible into or exercisable or exchangeable for Equity Shares, ADSs or ADRs, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Shares, ADSs or ADRs or such other securities, in cash or otherwise or (iii) take any action to materially increase the number of ADRs or ADSs outstanding under the facility by a new offering of Equity Shares (other than the Shares) or by assisting in a transfer of Equity Shares by any existing shareholder. The foregoing sentence shall not apply to (A) the Shares or Offered ADSs to be sold hereunder and the Equity Shares offered in the Indian Offering, (B) the issuance, sale or grant by the Company of Equity Shares or options to purchase its Equity Shares, or Equity Shares upon exercise of options or warrants, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, or the conversion of a security outstanding on the date hereof which is described in the Prospectus, or (C) transactions by any person other than the Company relating to Equity Shares, ADSs or ADRs or other securities acquired in open market transactions after the completion of the offering of the Offered ADSs.

3. Terms of Public Offering. The Company is advised by you that the Underwriters propose to make a public offering of their respective portions of the Offered ADSs as soon after the Registration Statement and the ADS Registration Statement have become effective as in your judgment is advisable. The Company is further advised by you that the Offered ADSs are to be offered to the public initially at U.S.$             per Offered ADS (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$             per ADS under the Public Offering Price.

4. Payment and Delivery. Payment of the subscription moneys for the Offered ADSs shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Offered ADSs for the respective accounts of the several Underwriters at a closing to be held at the offices of Cravath, Swaine & Moore LLP, at CityPoint, One Ropemaker Street, London EC2Y 9HR, United Kingdom, at     [a.m./p.m.], London time, on February     , 2015 or at such other time on the same or such other date, not later than February     , 2015, as shall be designated in writing by you (the “Wire Release Date”). The date following such payment is hereinafter referred to as the “Closing Date”.

Immediately after     [a.m./p.m.] London time, on the Closing Date, the Company shall issue the Shares in book entry form and procure (i) that the Shares are registered on the shareholders’ register of the Company in the name of the Custodian and (ii) that the Custodian immediately credits the Shares to the deposit account of the Depositary established with the Custodian.

ADRs evidencing the Offered ADSs shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The ADRs evidencing the Offered ADSs to be purchased hereunder shall be delivered to you on the Closing Date, for the respective accounts of the several Underwriters, with any stamp duty or transfer taxes payable in connection with the transfer of the Offered ADSs to the Underwriters duly paid, against payment of the aggregate Purchase Price therefor.

5. Conditions to the Underwriters’ Obligations. The obligations of the Company to sell the Offered ADSs to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Offered ADSs on the Closing Date are subject to the condition that the Registration Statement has become effective and, at the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission, and any request on the part of the Commission for additional information with respect to the Registration Statement or otherwise shall have been complied with to the reasonable satisfaction of U.S. counsel to the Underwriters. A prospectus containing information (if any) deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430B under the Securities Act shall have been filed with the Commission in accordance with Rule 424(b) under the Securities Act (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430B under the Securities Act).

The several obligations of the Underwriters are subject to the accuracy of the representations and warranties of the Company in Section 1 hereof or in any certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the General Disclosure Package that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Offered ADSs on the terms and in the manner contemplated in the General Disclosure Package.

(b) Officers’ Certificate. The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by any director of the Company and the Chief Financial Officer of the Company, to the effect set forth in Section 5(a) hereof and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Applicable Time and the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

(c) Opinion of Cravath, Swaine & Moore LLP. The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore LLP, U.S. counsel to the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect set forth in Exhibit A-1 hereto, and a statement with respect to certain matters pertaining to the Registration Statement, the General Disclosure Package and the ADS Registration Statement to the effect set forth in Exhibit A-2 hereto and to such further effect as counsel to the Underwriters may reasonably request. The opinion and statement of Cravath, Swaine & Moore LLP described in this Section 5(c) shall be rendered to the Underwriters at the request of the Company and shall so state therein.

(d) Opinion of Amarchand & Mangaldas & Suresh A. Shroff & Co. The Underwriters shall have received on the Closing Date an opinion of Amarchand & Mangaldas & Suresh A. Shroff & Co., Indian counsel to the Company, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

(e) Opinion of Ziegler, Ziegler & Associates LLP. The Underwriters shall have received on the Closing Date an opinion of Ziegler, Ziegler & Associates LLP, counsel to the Depositary, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

(f) Opinion of Davis Polk & Wardwell London LLP. The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell London LLP, U.S. counsel to the Underwriters, dated the Closing Date, in form and substance satisfactory to you.

(g) Opinion of AZB & Partners. The Underwriters shall have received on the Closing Date an opinion of AZB & Partners, Indian counsel to the Underwriters, dated the Closing Date, in form and substance satisfactory to you.

(h) Certificate of the Depositary. The Depositary shall have furnished or caused to be furnished to you certificates satisfactory to you evidencing the deposit with the Custodian of the Equity Shares being so deposited against issuance of ADRs evidencing Offered ADSs to be delivered by the Company at the Closing Date; the execution, issuance, signature and delivery of ADRs evidencing the Offered ADSs pursuant to the Deposit Agreement; and such other matters related thereto as you may reasonably request.

(i) Comfort Letter from Deloitte Haskins & Sells LLP. The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, from Deloitte Haskins & Sells LLP, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) Comfort Letter from KPMG. The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriters, from KPMG, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(k) Lock-Up of Shareholders. Each of HDFC Limited, HDFC Investments Limited and HDFC Holdings Limited has executed and delivered to the Global Coordinators and Bookrunners a lock-up agreement, substantially in the form of Exhibit D hereto.

(l) Listing Approval. The Offered ADSs shall have been approved for listing on NYSE, subject only to official notice of issuance.

(m) Effectiveness of Deposit Agreement. The Deposit Agreement shall be in full force and effect.

(n) Listing Applications and Approvals on Indian Stock Exchanges. You shall have received on the Closing Date a draft of each of the final listing and trading applications for, and copies of in-principle approvals from, the Indian Stock Exchanges.

(p) Other Documents. You shall have received such other documents and certificates as are reasonably requested by you or your counsel.

(q) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, may be terminated by the Global Coordinators and Bookrunners by notice to the Company at any time at or prior to the Closing Date and such termination shall be without liability of any party to any other party except as provided in Section 7 hereof and except that Sections 1 and 8 hereof shall survive any such termination and remain in full force and effect.

(r) Closing of the Indian Offering. The Indian Placement Agreement shall have been executed by the Company and shall be in full force and effect and the closing of the ADS Offering is conditioned on the closing of the Indian Offering.

(s) The representatives of the several Underwriters may jointly, in their sole discretion, waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder by notice in writing to the Company.

6. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

(a) Copies of the Registration Statement and Prospectus. To furnish to you, without charge, conformed copies of the Registration Statement as originally filed (including exhibits filed thereto and documents incorporated by reference therein) and conformed copies of all consents and certificates of experts delivered in connection with the offering and sale of the Offered ADSs, and for delivery to each other Underwriter conformed copies of the Registration Statement and the ADS Registration Statement (without exhibits thereto but including documents incorporated by reference therein) and to use its best efforts to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the second business day succeeding the date of this Agreement and during the period mentioned in Section 6(d) hereof, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Notification of Amendments. Before amending or supplementing the Registration Statement, the ADS Registration Statement, the General Disclosure Package or the Prospectus prior to the completion of the offering of the Offered ADSs, to furnish to you a copy of each such proposed amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and not to file any such proposed amendment or supplement to which you or your counsel reasonably object and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule. The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Exchange Act, that are deemed to be incorporated by reference in the Prospectus.

(c) Notification of Stop Orders and Requests by the Commission. To comply with the requirements of Rules 430B or 424 under the Securities Act, as applicable, and to notify you immediately, and confirm the notice in writing at any time: (i) the Company becomes an “illegible issuer”, as defined in Rule 405 under the Securities Act, (ii) the Registration Statement ceases to be an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) or the Company shall have received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the form on which the Registration Statement was filed with the Commission, (iii) when any post-effective amendment to the Registration Statement or to the ADS Registration Statement shall become effective, or any supplement to the Prospectus or Permitted Free Writing Prospectus (as defined below) or any amended Prospectus shall have been filed, (iv) of the receipt of any comments from the Commission, (v) of any request by the Commission for any amendment to the Registration Statement or to the ADS Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (vi) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or of any order preventing or suspending the use of any prospectus or of the suspension of the qualification of the ADS for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will make reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(d) Continued Compliance with Applicable Securities Laws. To comply with the Securities Act and the Exchange Act and the rules and regulations thereunder, Indian law, the rules and regulations of the NYSE, the rules and regulations of the Indian Authorities, the rules and regulations of the Indian Stock Exchanges and all other applicable laws, rules and regulations, so as to permit and facilitate the offer, issue and distribution of the Offered ADSs as contemplated in this Agreement, the Deposit Agreement and in the General Disclosure Package and compliance with its other obligations under this Agreement and the Deposit Agreement. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the ADSs, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel to the Underwriters or for the Company, to amend the Registration Statement or ADS Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or ADS Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the rules and regulations thereunder, the Company will promptly prepare and file with the Commission, subject to Section 6(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, ADS Registration Statement or the Prospectus comply with such requirements, and will use its best efforts to cause such amendment to the Registration Statement or the ADS Registration Statement to become promptly effective. The Company will furnish to the Underwriters and counsel to the Underwriters such number of copies of such amendment or supplement as the Underwriters and such counsel may reasonably request.

(e) Use of Proceeds. The Company will use the proceeds of the ADS Offering in accordance with applicable laws, in particular, exchange control restrictions.

(f) Blue Sky Qualifications. To endeavor to qualify the Offered ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or a dealer in securities in any jurisdiction in which it is not so qualified or to subject it to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(g) Listings. The Company shall use its best efforts to (i) maintain the listing of the ADSs on NYSE, (ii) obtain final approval for the listing of the Shares on the relevant Indian Stock Exchanges within six weeks after the Closing Date and maintain the listing of Equity Shares on the relevant Indian Stock Exchanges thereafter, and (iii) comply in all material respects and on a timely basis with the reporting and filing requirements of NYSE and the relevant Indian Stock Exchanges, as applicable.

(h) Earning Statement. To timely file or furnish such reports pursuant to the Exchange Act as are necessary in order to make generally available to the Company’s security holders and to you as soon as practicable an earning statement covering the twelve- month period ending March 31, 2015 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder.

(i) No Stabilization Action. Not to take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Offered ADSs or the Shares.

(j) Stamp Duty and Other Transaction Taxes. To pay any stamp duty or other issue, transaction, value-added or similar tax, fund or duty (including court fees) in the United States or India on the execution or enforcement of this Agreement and the Deposit Agreement or on the offer and issue of the ADRs.

(k) Indian Taxes. To pay such additional amounts as may be necessary in order that, after deduction or withholding for or on account of any present or future tax, assessment, levies, imposts, duties or other governmental charges imposed by India or any department agency or other political sub-division or tax authority thereof or by any taxing authority of any jurisdiction from which such payment is made, and all interest, penalties or similar liabilities with respect thereto, each payment made by the Company to the Underwriters pursuant to this Agreement will not be less than the amount provided for herein. [However, if the Company is obliged to deduct any income tax (withholding tax or tax deducted at source) under applicable provisions of Indian Income Tax Act, 1961 or other similar law, on any such payments, the Company shall provide the Underwriters with the original withholding tax certificate in the appropriate form and within the timelines prescribed under the applicable income tax regulations and the Company shall not be obliged to pay any additional amounts to the Underwriters on account of such withholding or deduction subject to providing the original withholding tax certificate.]

(l) Approvals by Indian Authorities. To endeavor to obtain, comply with and maintain in force all approvals (including, without limitation, approvals under the Foreign Exchange Management Act), authorizations and consents from the Indian Authorities, and any conditions thereto, which are necessary for the Company to comply with its obligations under this Agreement and the Deposit Agreement, the ADSs and the Shares and to offer and issue the ADSs and the Shares in the manner set forth in this Agreement, the Deposit Agreement and the General Disclosure Package.

(m) Filing of Return of Allotment. To file a return of allotment in respect of the Shares in accordance with the Indian Companies Act, 2013 and the rules made thereunder, within the time period stipulated therein.

(n) Engagement of Transfer Agent and Deposit of Shares. To engage and maintain, at its expense, a registrar and transfer agent for the Equity Shares, the Offered ADSs and the ADRs and to deposit the underlying Equity Shares with the Custodian in accordance with the terms of the Deposit Agreement so that ADRs evidencing the Offered ADSs will be executed by the Depositary and delivered to the Underwriters pursuant to this Agreement on the Closing Date.

(o) Reporting Requirements. During the period when the Prospectus is required by the Securities Act to be delivered in connection with sales of the Offered ADSs, to file or furnish, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act.

(p) No Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Offered ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (ii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iii) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.

(q) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Global Coordinators and Joint Bookrunners (which consent will not be unreasonably withheld or delayed), and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Global Coordinators and Joint Bookrunners, it has not made and will not make any offer relating to the Offered ADSs that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus”, as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior consent of the parties hereto shall be deemed to have been given in respect of any Issuer General Use Free Writing Prospectus listed on Schedule III hereto. Any such free writing prospectus consented to by the Company and the Global Coordinators and Joint Bookrunners is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

(r) Sanctions. The Company undertakes that it (i) will not use and (ii) will procure that neither of its Subsidiaries will use, directly or indirectly, or lend, contribute or otherwise make available to any subsidiary, joint venture partner or other person or entity (whether or not related to the Company) (a “Person”), the proceeds raised in connection with the issue and sale of the Offered ADSs: (a) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of any Sanctions; or (b) in any other manner that will result in a violation of any Sanctions by any Person (including any Person participating in the ADS Offering, whether as underwriter, advisor, investor or otherwise).

7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement including: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration and delivery of the ADSs under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, any Permitted Free Writing Prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any stamp or transfer or other taxes payable thereon, (iii) the preparation, printing, filing and delivery to the Underwriters of this Agreement and the Deposit Agreement, any agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the ADSs; (iv) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the ADSs under state securities laws and all expenses in connection with the qualification of the ADSs for offer and sale under state securities laws as provided in Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of counsel to the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (v) all filing fees incurred in connection with the review and qualification of the offering of the ADSs by the Financial Industry Regulatory Authority, Inc., (vi) all costs and expenses incident to listing the ADSs on NYSE and the Shares on the Indian Stock Exchanges, (vii) the cost of printing, issuing and delivering certificates, if any, representing the Shares and ADR certificates evidencing the ADSs, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the ADSs to the Underwriters, (viii) the costs and charges of the Depositary, the Custodian or any transfer or registrar, (ix) the fees and expenses incurred in connection with admitting the ADSs for clearance and settlement on the facilities of The Depository Trust Company, (x) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the ADSs or the Shares, including, without limitation, cost of road show venues, within city local conveyance, meals, lodging expenses, and other related expenses, and the cost of any aircraft chartered in connection with the road show, if applicable, and (xi) all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section 7. It is understood, however, that except as provided in this Section 7, Section 8 hereof, and the last paragraph of Section 10 hereof, the Underwriters will pay all of their direct costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make and other expenses incurred by the Underwriters.

8. Indemnity and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each person, if any, who is an affiliate of any Underwriter within the meaning of Rule 501(b) of Regulation D under the Securities Act and Rule 12b-2 of the General Regulations under the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such affiliate in connection with defending or investigating any such action or claim) caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any related preliminary prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus, the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or the ADS Registration Statement (or any amendments thereto) or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Company, such signatories or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof, any related preliminary prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the General Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus or any amendments or supplements thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such affiliates of any Underwriters, such firm shall be designated in writing by the Global Coordinators and Bookrunners. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) To the extent the indemnification provided for in Sections 8(a) or 8(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Offered ADSs or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Offered ADSs (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Offered ADSs. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Offered ADSs they have purchased hereunder, and not joint.

(e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the number of Offered ADSs set forth opposite their respective names in Schedule I hereto and not joint.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any affiliate of any Underwriter or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of, payment for and delivery of any of the Offered ADSs.

9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, the Commission or any of the NYSE, the Financial Industry Regulatory Authority, Inc., the Nasdaq National Market or the Indian Stock Exchanges, or (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over the counter market, or (iii) a material disruption has occurred in commercial securities settlement or clearance services in the United States, or (iv) a general moratorium on commercial banking activities in New York or Mumbai shall have been declared by the relevant authorities, or (v) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse, or (vi) there shall have occurred a change or development involving a prospective change in the existing financial, political, economic or regulatory conditions in the Republic of India (including, without limitation, the imposition of or a change in exchange controls, a change in currency exchange rates or taxation), which change or development makes it, in your judgment, impracticable or inadvisable to market the Offered ADSs, or the United States, the United Kingdom, Singapore, or the Republic of India shall have imposed exchange controls, or (vii) there shall have occurred any change in the U.S. currency markets that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(vii) above, such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Offered ADSs on the terms and in the manner contemplated in the Prospectus.

If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 7 hereof, and provided further that Sections 1 and 8 hereof shall survive such termination and remain in full force and effect.

10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Offered ADSs that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Offered ADSs which such defaulting Underwriter or Underwriters agreed to but failed or refused to purchase is not more than one-tenth of the aggregate number of the Offered ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Offered ADSs set forth opposite their respective names in Schedule I bears to the aggregate number of Offered ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Offered ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Offered ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Offered ADSs and the aggregate number of Offered ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Offered ADSs to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Offered ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

11. Jurisdiction; Consent to Service. To the fullest extent permitted by applicable law, the Company irrevocably (i) agrees that any legal suit, action or proceeding brought by any Underwriter or by any affiliate of any Underwriter arising out of or relating to this Agreement or the transactions contemplated hereby may be instituted in any federal or state court in the Borough of Manhattan, The City of New York, and (ii) waives any objection (x) which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any federal or state court in the Borough of Manhattan, The City of New York, or (y) that any such suit, action or proceeding has been brought in an inconvenient forum, and (iii) irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding.

The Company has appointed Depositary Management Corporation, 570 Lexington Avenue, New York, NY 10022 (the “Process Agent”), as its agent to receive on its behalf service of copies of the summons and complaints and any other process which may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby brought in such New York State or federal court sitting in The City of New York. Such service may be made by delivering a copy of such process to the Company in care of the Process Agent at the address specified above for the Process Agent and obtaining a receipt therefor, and the Company hereby irrevocably authorizes and directs such Process Agent to accept such service on its behalf. The Company represents and warrants that the Process Agent has agreed to act as said agent for service of process, and agrees that service of process in such manner upon the Process Agent shall be deemed to the fullest extent permitted by applicable law, in every respect effective service of process upon the Company, as the case may be, in any such suit, action or proceeding.

12. Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures any Underwriter could purchase U.S. dollars with such other currency in New York City on the business day preceding that on which final judgment is given.

The obligation of the Company in respect of any sum due from the Company to any Underwriter, or of any Underwriter in respect of any sum due from such Underwriter to the Company shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first business day, following receipt by such Underwriter or the Company, respectively, of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter or the Company, respectively, may in accordance with normal banking procedures purchase U.S. dollars with such other currency; if the U.S. dollars so purchased are less than the sum originally due to such Underwriter or the Company, respectively, hereunder, the Company or any such Underwriter, respectively, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or the Company, respectively, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Underwriter or the Company, respectively, hereunder, such Underwriter and the Company, respectively, agree to pay to the Company or such Underwriter, respectively, an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Underwriter or the Company, respectively, hereunder.

13. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, any controlling persons and affiliates referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Offered ADSs from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to Merrill Lynch, Pierce, Fenner & Smith Incorporated at One Bryant Park, New York, NY 10036, United States (facsimile: +1 646 855 3073), attention: Syndicate Department, with a copy to facsimile: +1 212 230-8730, attention: ECM Legal; Credit Suisse Securities (USA) LLC at Eleven Madison Avenue, New York, NY 10010-3629, United States (facsimile: +1 212 325-6665); J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, United States of America (facsimile: +1 212 622 8358); and to Morgan Stanley & Co. International plc, 25 Cabot Square, Canary Wharf London E14 4QA (facsimile: +852 3407 5383); Barclays Capital Inc., 745 Seventh Avenue, New York, NY 10019 (facsimile: +1 646 834 8133); Goldman, Sachs & Co., 200 West Street, New York, NY 10282-2198 (facsimile: +91 22 6616 9090); Nomura Securities International, Inc., Worldwide Plaza, 309 West 49th Street, New York, NY 10019-7316 (facsimile: +1 646 587 1281); UBS Securities LLC, 1285 Avenue of the Americas, New York, NY 10019 (facsimile: +1 212 713 3371); with a copy to Davis Polk & Wardwell London LLP at 99 Gresham Street, London EC2V 7NG, attention of John Banes, Esq. (facsimile: +44 (0) 20 7710 4817). Notices to the Company shall be given to it at its principal executive offices, HDFC Bank, 2nd Floor, Process House, Kamala Mills, Senapati Bapat Marg, Lower Parel, Mumbai 400 013, India (facsimile: +91-22-2496-0739), attention: Company Secretary, with a copy to Cravath, Swaine & Moore LLP at CityPoint, One Ropemaker Street, London EC2Y 9HR, attention of Philip J. Boeckman, Esq. (facsimile: +44 (0) 20 7869 1150).

In all dealings hereunder, you will act for the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Global Coordinators and Bookrunners.

15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

17. Waiver of Jury Trial. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. Headings. The headings of the sections of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Very truly yours,

HDFC BANK LIMITED

By:	/s/
Name:
Title:

Accepted as of the date hereof

MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED

Acting severally on behalf of themselves and the several Underwriters named in Schedule I hereto.

By: MERRILL LYNCH PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

By: CREDIT SUISSE SECURITIES (USA) LLC

By:
Name:
Title:

By: J.P. MORGAN SECURITIES LLC

By:
Name:
Title:

By: MORGAN STANLEY & CO. INTERNATIONAL PLC

By:
Name:
Title:

By: BARCLAYS CAPITAL INC.

By:
Name:
Title:

By: GOLDMAN, SACHS & CO.

By:
Name:
Title:

By: NOMURA SECURITIES INTERNATIONAL, INC.

By:
Name:
Title:

By: UBS SECURITIES LLC

By:
Name:
Title:

SCHEDULE I

UNDERWRITERS

Underwriter	Number of Offered ADSs To Be Purchased

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Morgan Stanley & Co. International plc

Barclays Capital Inc.

Goldman, Sachs & Co.

Nomura Securities International, Inc.

UBS Securities LLC

Total Offered ADSs

SCHEDULE II

HDFC BANK LIMITED

     American Depositary Shares Representing      Equity Shares

Offering price:	per ADS

SCHEDULE III

LIST OF ISSUER GENERAL USE FREE WRITING PROSPECTUSES

1.	None.

SCHEDULE IV

APPROVALS AND FILINGS

Approvals

In principle listing permissions of the following stock exchanges:

BSE Limited

National Stock Exchange of India Limited

The New York Stock Exchange

Filings

Post filing within 30 days from the date of closing of the issue and filing of quarterly returns, in the format prescribed by the Reserve Bank of India, for issue of ADRs by Indian companies.

EXHIBIT A-1

FORM OF OPINION OF U.S. COUNSEL TO THE COMPANY

February     , 2015

HDFC Bank Limited

     Equity Shares in the Form of

     American Depositary Shares

Ladies and Gentlemen:

We have acted as United States counsel for HDFC Bank Limited, a company incorporated under the laws of the Republic of India (the “Company”), in connection with the purchase by the several underwriters (the “Underwriters”) listed in Schedule I to the Underwriting Agreement dated February     , 2015 (the “Underwriting Agreement”) among Merrill Lynch Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. International plc, as representatives of the Underwriters, and the Company of      equity shares (the “Shares”) of the Company, par value Rs. 2 per equity share, in the form of      American Depositary Shares (the “ADSs”), each ADS representing three Shares. The Shares to be delivered in the form of ADSs will be deposited with JPMorgan Chase Bank, N.A., Mumbai branch, as custodian for JPMorgan Chase Bank, N.A., as Depositary (the “Depositary”), pursuant to the Deposit Agreement dated as of July 19, 2001 and as amended as of July 13, 2011 (the “Deposit Agreement”), among the Company, the Depositary and the holders from time to time of American Depositary Receipts (“ADRs”) issued thereunder.

In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records, officers’ certificates and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including: (a) the Registration Statement on Form F-3 (Registration No. 333-    ) filed with the Securities and Exchange Commission (the “Commission”) on February     , 2015 (such Registration Statement, including all information incorporated therein by reference, being hereinafter called the “Registration Statement”), for registration under the Securities Act of 1933 (the “Securities Act”) of equity shares of the Company in the form of ADSs, to be issued from time to time by the Company; (b) the related Prospectus dated February     , 2015 (together with the documents incorporated therein by reference, the “Basic Prospectus”); (c) the Prospectus Supplement dated February     , 2015, filed with the Commission pursuant to Rule 424(b) under the Securities Act (“Rule 424(b)”) (together with the Basic Prospectus, and any material incorporated therein by reference, the “Prospectus”); (d) the documents and other information described in Annex A to this letter (together, the “Specified Disclosure Package”); (e) the Registration Statement on Form F-6 (Registration Statement No. 333-13730) filed with the Commission on July 17, 2001, (f) the Registration Statement on Form F-6 (Registration Statement No. 333-175521) (the “ADS Registration Statement”) filed with the Commission on July 13, 2011; (g) the Deposit Agreement, including the form of ADR attached thereto; and (h) the Underwriting Agreement.

We have assumed for purposes of this letter that each document we have reviewed for purposes of this letter is accurate and complete, each such document that is an original is authentic, each such document that is a copy conforms to an authentic original, and all signatures on each such document are genuine. We have relied upon advice from the Commission that the ADS Registration Statement was declared effective on July 13, 2011. We have also relied, with respect to certain factual matters, on the representations and warranties of the Company and the Underwriters contained in the Underwriting Agreement, and have assumed compliance by each such party with the terms of the Underwriting Agreement. In addition, we have relied on the representations and warranties of the Company’s officer contained in the officer’s certificate addressed to us and dated the date hereof. In particular, we have relied upon the Company’s representation that it has not been notified pursuant to Rule 401(g) of the Securities Act of any objection by the Commission to the use of the form on which the Registration Statement was filed.

Our identification of information as part of the Specified Disclosure Package has been at your request and with your approval. Such identification is for the limited purpose of making the statements set forth in this opinion regarding the Specified Disclosure Package and is not the expression of a view by us as to whether any such information has been or should have been conveyed to investors generally or to any particular investors at any particular time or in any particular manner.

In expressing the opinions set forth herein in paragraphs 2 and 3, we have assumed that (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary, (ii) the Company and the Depositary each have the full power, authority and legal right to enter into and perform their respective obligations under the Deposit Agreement and (iii) the choice of New York law contained in the Deposit Agreement is legal and valid under the laws of The Republic of India and that insofar as any obligation under the Deposit Agreement is to be performed in, or by a party organized under the laws of, any jurisdiction outside the United States of America, its performance will not be illegal or ineffective in any jurisdiction by virtue of the law of that jurisdiction.

Based on the foregoing and subject to the qualifications set forth herein, we are of opinion as follows:

1. Assuming due authorization, execution and delivery of the Underwriting Agreement by the Company under Indian law, the Underwriting Agreement has been duly executed and delivered by the Company.

2. Assuming the issuance of the ADRs has been duly authorized by the Company and the Depositary in accordance with applicable laws and that the ADRs conform to the form of ADR attached to the Deposit Agreement, which fact we have not verified by an inspection of the individual ADRs, upon due issuance by the Depositary of ADRs evidencing ADSs being delivered on the date hereof against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement and upon due execution thereof by the Depositary’s authorized officers, the ADRs evidencing such ADSs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement. In expressing such opinion, we have assumed that (a) the Shares represented by the ADSs which are in turn evidenced by such ADRs have been duly authorized and validly issued and are fully paid and nonassessable and that any preemptive rights with respect to such Shares have been validly waived or exercised, (b) the Company has the full power, authority and legal right to deposit the Shares in accordance with the Underwriting Agreement and the Deposit Agreement and (c) such Shares have been duly deposited in accordance with the Deposit Agreement and the Underwriting Agreement, in each case under and in accordance with all applicable laws and regulations. We express no opinion as to whether a United States Federal or State court outside the State of New York would give effect to the choice of New York law provided for in the ADRs.

3. Assuming due authorization, execution and delivery of the Deposit Agreement by the Company under Indian law, the Deposit Agreement has been duly executed and delivered by the Company, and the Deposit Agreement constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing regardless of whether considered in a proceeding in equity or at law). The foregoing opinion is subject to the following qualifications: (a) insofar as any provision in the Deposit Agreement provides for indemnification or a limitation of liability, the enforceability thereof may be limited by public policy considerations; (b) the availability of a decree for specific performance or an injunction is subject to the discretion of the court requested to issue any such decree or injunction; and (c) we express no opinion as to whether a United States Federal or State court outside the State of New York would give effect to the choice of New York law provided for in the Deposit Agreement.

4. The statements set forth under the heading “Description of American Depositary Shares” in the Prospectus, insofar as such statements constitute summaries of the terms of the ADRs and the Deposit Agreement, fairly summarize, in all material respects, the matters therein described.

5. No authorization, approval or other action by, and no notice to, consent of, order of or filing with, any United States Federal or New York State governmental authority or regulatory body is required for the offering or sale by the Company of the Shares in the form of ADSs or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Deposit Agreement, other than (a) those that have been obtained or made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (b) those that may be required under the Securities Act in connection with the use of a “free writing prospectus” and (c) those that may be required under securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the ADSs.

6. None of the issue and sale of the ADSs, the consummation of the other transactions contemplated by the Underwriting Agreement or Deposit Agreement, or the performance by the Company of its obligations under the Underwriting Agreement or Deposit Agreement will violate any law, rule or regulation of the United States of America or the State of New York that, in our experience, is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement or Deposit Agreement, or, to our knowledge, any order or decree of any court or government agency or instrumentality that is applicable to the Company.

7. The statements made in the Prospectus and the Specified Disclosure Package under the caption “Taxation—Material United States Federal Income Tax Consequences”, insofar as they purport to describe the material tax consequences under United States law of an investment in the Shares or ADSs, fairly and accurately summarize, in all material respects, the matters therein described.

8. Assuming the validity of such action under the laws of The Republic of India or any other jurisdiction that is applicable (other than the State of New York), under the laws of the State of New York relating to submission to personal jurisdiction, the Company, pursuant to Section 11 of the Underwriting Agreement, has validly and irrevocably submitted to the non-exclusive personal jurisdiction of any New York State or Federal court located in the Borough of Manhattan, The City of New York, in proceedings brought by any Underwriter or by any affiliate of any Underwriter in such courts arising out of or based upon the Underwriting Agreement or the transactions contemplated thereby, has pursuant to Section 19 of the Deposit Agreement validly and irrevocably submitted to the non-exclusive personal jurisdiction of any New York State or Federal court in New York, New York in proceedings brought by the Depositary in such courts arising out of or based upon the Deposit Agreement or the transactions contemplated thereby, and has validly and irrevocably waived (to the fullest extent it may effectively do so) any objection to the laying of venue of such a proceeding in any such court, and, as contemplated by Section 11 of the Underwriting Agreement and Section 19 of the Deposit Agreement, has validly and irrevocably appointed the Process Agent (as defined in the Underwriting Agreement) as its authorized agent for the purpose described in Section 11 of the Underwriting Agreement and Section 19 of the Deposit Agreement, and service of process effected on the Process Agent in the manner contemplated therein and otherwise in accordance with applicable law will be effective to confer personal jurisdiction over the Company. We express no opinion as to (a) whether any court other than a court of the State of New York would have subject matter jurisdiction to adjudicate any controversy relating to any such proceeding or (b) the waiver of an inconvenient forum with respect to proceedings in any court other than a court of the State of New York.

9. It is not, and, immediately after giving effect to the offering and sale of the Shares (in the form of Shares or ADSs), it will not be, necessary to register the Company as an investment company under the Investment Company Act of 1940, as amended.

10. The ADSs have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

11. The Registration Statement and the ADS Registration Statement became effective under the Securities Act on February     , 2015 and July 13, 2011, respectively, and thereupon the offering of the ADSs as contemplated by the Prospectus became registered under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to our knowledge, no stop order suspending the effectiveness of either the Registration Statement or the ADS Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

We are admitted to practice in the State of New York, and we express no opinion as to any matters governed by any laws other than the laws of the State of New York and the Federal laws of the United States of America. In particular, we do not purport to pass on any matter governed by the laws of The Republic of India.

We are furnishing this opinion to you, as Representative, solely for your benefit and the benefit of the several Underwriters. This opinion may not be relied upon by any other person (including by any person that acquires the ADSs from the several Underwriters) or for any other purpose. It may not be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

Merrill Lynch Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

United States of America

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

As representatives of the several underwriters named in Schedule I to the Underwriting Agreement

Annex A

Specified Disclosure Package

Capitalized terms used in this Annex A have the meanings given to them in the letter to which this Annex is attached.

Basic Prospectus

Preliminary Prospectus Supplement dated February     , 2015

[Final Term Sheet] dated February     , 2015 filed by the Company with the Commission

EXHIBIT A-2

FORM OF STATEMENT OF U.S. COUNSEL TO THE COMPANY

February     , 2015

HDFC Bank Limited

     Equity Shares in the Form of

     American Depositary Shares

Ladies and Gentlemen:

We have acted as United States counsel for HDFC Bank Limited, a company incorporated under the laws of the Republic of India (the “Company”), in connection with the purchase by the several underwriters (the “Underwriters”) listed in Schedule I to the Underwriting Agreement dated February     , 2015 (the “Underwriting Agreement”) among Merrill Lynch Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. International plc, as representatives of the Underwriters, and the Company of      equity shares (the “Shares”) of the Company, par value Rs. 2 per equity share, in the form of      American Depositary Shares (the “ADSs”), each ADS representing the right to receive three Shares. The Shares to be delivered in the form of ADSs will be deposited with JPMorgan Chase Bank, N.A., Mumbai branch, as custodian for JPMorgan Chase Bank, N.A., as Depositary (the “Depositary”), pursuant to the Deposit Agreement dated as of July 19, 2001 and as amended as of July 13, 2011 (the “Deposit Agreement”), among the Company, the Depositary and the holders and beneficial owners from time to time of American Depositary Receipts (“ADRs”) evidencing the ADSs.

In that capacity, we participated in conferences with certain officers of, and with the accountants and Indian counsel for, the Company, and with representatives of the Underwriters and their United States counsel and Indian counsel concerning the preparation of: (a) the Registration Statement on Form F-3 (Registration No. 333-    ) filed with the Securities and Exchange Commission (the “Commission”) on February     , 2015 (such Registration Statement being hereunder referred to as the “Registration Statement”), for registration, under the Securities Act of 1933 (the “Securities Act”) of equity shares of the Company in the form of ADSs, to be issued from time to time by the Company, which Registration Statement includes a prospectus dated February     , 2015 (together with the documents incorporated therein by reference, the “Basic Prospectus”); (b) the Prospectus Supplement dated February     , 2015 (together with the related Basic Prospectus, and any material incorporated therein by reference, the “Prospectus”), relating to the ADSs, filed with the Commission pursuant to Rule 424(b) under the Securities Act; and (c) the Registration Statement on Form F-6 (Registration Statement No. 333-175521) for the registration under the Securities Act of the ADSs evidenced by American Depositary Receipts (the “ADS Registration Statement”), filed with the Commission on July 13, 2011.

We have assumed for purposes of this letter that the information in the Prospectus of the type referred to in Rule 430B(f)(1) under the Securities Act was deemed to be part of and included in the Registration Statement pursuant thereto as of the Applicable Date referred to below. For purposes of this letter we have also reviewed the documents and other information described in Annex A to this letter (together, the “Specified Disclosure Package”).

Our identification of information as part of the Specified Disclosure Package has been at your request and with your approval. Such identification is for the limited purpose of making the statements set forth in this letter and is not the expression of a view by us as to whether any such information has been or should have been conveyed to investors generally or to any particular investors at any particular time or in any particular manner.

Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement, the ADS Registration Statement, the Specified Disclosure Package and the Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement, the ADS Registration Statement, the Specified Disclosure Package and the Prospectus, except insofar as such statements relate to us and except to the extent set forth in paragraphs 4 and 7 of our opinion to you dated the date hereof. Subject to the foregoing, we confirm to you, on the basis of information gained in the course of the performance of the services rendered above, that the Registration Statement and the ADS Registration Statement, at the time they initially became effective, and the Prospectus, as of the date hereof, appeared or appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations thereunder, except that we do not express any view as to the financial statements and other information of an accounting or financial nature, and any description of Indian law, included therein. Furthermore, subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that (i) the Registration Statement or the ADS Registration Statement, at the time the Registration Statement and the ADS Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus, as of its date or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Specified Disclosure Package, considered together as of February     , 2015 at      pm London time (the “Applicable Time”), included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that, in each case, we do not express any view as to the financial statements and other information of an accounting or financial nature, and any description of Indian law, included therein.

We are furnishing this letter to you, as Representative, solely for the benefit of the several Underwriters in order to assist the several Underwriters in establishing appropriate defenses under applicable securities laws. This letter may not be relied upon by any other person (including by any person that acquires the ADSs from the several Underwriters) or for any other purpose. It may not be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

Merrill Lynch Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

United States of America

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

As representatives of the several underwriters named in Schedule I to the Underwriting Agreement

Annex A

Specified Disclosure Package

Capitalized terms used in this Annex A have the meanings given to them in the letter to which this Annex is attached.

Basic Prospectus

Preliminary Prospectus Supplement dated February     , 2015

[Final Term Sheet] dated February     , 2015 filed by the Company with the Commission

EXHIBIT B

FORM OF OPINION OF INDIAN COUNSEL TO THE COMPANY

Ref.:	, 2015

To:

Merrill Lynch Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

United States

(collectively, the “Underwriters”)

Re:	Offering of American Depositary Receipts (the “ADRs”) in an aggregate amount of US$ million, each ADR representing three equity shares of face value Rs. 2 each of HDFC Bank Limited (the “Bank”)

Ladies and Gentlemen:

1.	We have acted as the Indian legal counsel to the Bank in connection with the offering of ADRs in an aggregate amount of US$ million, each ADR representing three equity shares of face value Rs. 2 each (each an “Equity Share”) of the Bank (the “Offering”) to be listed on the New York Stock Exchange. In-principle approval for the listing of the Equity Shares underlying the ADRs (the “Underlying Shares”) has been obtained from the National Stock Exchange of India Limited (“NSE”) and BSE Limited (“BSE”) (collectively referred to as the “Indian Stock Exchanges”). This opinion (the “Opinion”) is delivered to the Underwriters pursuant to Clause [5(d)] of the Underwriting Agreement dated , 2015 (the “Underwriting Agreement”) by and among the Bank and the Underwriters.

2.	Capitalized terms used but not defined herein shall have the meaning assigned to them in the Underwriting Agreement. The term “Companies Act” in this Opinion refers to (i) the Companies Act, 1956, as amended (without reference to the provisions thereof that have ceased to have effect upon the notification of the Notified Sections (as defined below)); and (ii) sections of the Companies Act, 2013 that have been notified as being in force by the Government of India as of the date of this Opinion (the “Notified Sections”).

3.	In rendering this Opinion, we have examined the following:

(a)	the documents, agreements, records and approvals listed in Schedule 1 to this Opinion (collectively, the “Issue Documents”);

(b)	such other documents and matters as we have deemed necessary or advisable for the purposes of this Opinion; and

(c)	such laws of India as we considered necessary.

4.	We have assumed:

(a)	in relation to the documents that we have examined that: (i) all such documents are within the legal capacity of, and have been validly authorized, executed and delivered by, and are binding on, the parties thereto (other than the Bank); and (ii) that there are no facts or circumstances in existence and that no events have occurred, which render such documents void or voidable, repudiated, frustrated, or capable of rescission for any reason, and in particular without limitation, by reason of the lack of consideration, default, fraud, or misrepresentation;

(b)	the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and that all documents submitted to us as copies, facsimiles or specimens of the documents conform to their originals and are true, complete and accurate;

(c)	as to any matters of fact material to the opinions expressed herein except when specified herein, we have relied upon certificates and oral or written statements of officers and other representatives or advisors of the Bank. We have no material to indicate nor reason to believe that such certificates or statements are not correct or genuine;

(d)	all representations and factual statements (except for matters of Indian law on which we specifically express an opinion herein) contained within the documents examined by us are true, accurate and complete;

(e)	that any meeting of the board of directors or a duly constituted committee thereof or the shareholders of the Bank, was duly constituted, and a quorum was present throughout, and that the minutes of any such meeting are a complete, correct and accurate record of the proceedings thereof and that such resolutions have not been amended or rescinded and are in full force and effect and in passing the said resolutions all provisions contained in the Companies Act and the constitutional documents were duly observed;

(f)	that there are no agreements, letters, or other arrangements having contractual effect, modifying the terms or affecting the documents examined by us;

(g)	that the Bank has complied with all conditions included in the various licenses, consents, approvals and permits that it has received;

(h)	that the preliminary prospectus supplement dated , 2015 (the “Preliminary Prospectus Supplement”) and the final prospectus supplement dated , 2015 (the “Final Prospectus Supplement”, and together with the Preliminary Prospectus Supplement, the “Offer Documents”) relating to the Offering have been published and delivered on the date thereof on behalf of the Bank in the form examined by us;

(i)	that the Offering is being conducted as described, and in compliance with the conditions and terms set forth, in the Issue Documents;

(j)	that the ADRs are issued in accordance with the Deposit Agreement; and

(k)	that the conditions precedent specified in the Underwriting Agreement have been fulfilled, or waived, as the case may be.

Nothing has come to our attention that would indicate or that would cause us to believe that our assumptions set out above are not fully justified.

5.	In rendering this Opinion, we have reviewed such laws of the Republic of India (“India”) as we considered relevant and necessary and currently in effect and in force (“Applicable Laws”) (without reference to the applicable conflicts of law principles). Also, we have made no independent investigation of and do not pass upon nor express or imply any opinion in respect of those matters governed by or construed in accordance with the laws of any jurisdiction other than India.

6.	On the basis of the documents and information given to us by the Bank, and subject to the foregoing, we are of the opinion that:

(a)	The Bank has been duly incorporated and validly exists as a public limited company under the Companies Act, 1956 and has the corporate power and authority to own or lease its properties and conduct its business as described in the Offer Documents, and to perform its obligations under the Offer Documents.

(b)	Each of the Issue Documents has been duly authorized, executed and delivered by, and is a valid and legally binding obligation of, the Bank, enforceable against the Bank in accordance with its terms, except that the enforceability thereof may be subject to bankruptcy, insolvency, reorganisation, moratorium, fraudulent transfer or other laws relating to or affecting the enforcement of creditors’ rights generally and by the effect of general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

(c)	The Underlying Shares are duly authorized and when issued in accordance with the Issue Documents will be validly issued and fully paid, and will rank pari passu, including (if withdrawn) with respect to trading and settlement, with the other Equity Shares outstanding. The Underlying Shares will not be subject to any assessment or call by the Bank or by any creditor or shareholders of the Bank or any call or any pre-emption or other similar right and the Underlying Shares will not be subject to any lien, encumbrance or any other claim and there are no restrictions on transfers of the Underlying Shares except as described in the Offer Documents. The ADRs are duly authorized and when issued in accordance with the Issue Documents will be validly issued.

(d)	The Underlying Shares may be freely deposited with the Depositary or the custodian appointed by the Depositary against issuance of ADRs evidencing the Underlying Shares, although there are restrictions on the future withdrawals and deposits and redeposit of withdrawals of Underlying Shares, and upon the initial deposit of the Underlying Shares with the Depositary or its custodian and registered in the name of the Depositary’s nominee pursuant to the Deposit Agreement, right, title and interest in and to such shares will be transferred to and vested in the Depositary or its nominee, as the case may be.

(e)	The legal matters pertaining to the Underlying Shares conform to the description of the Underlying Shares in the Offer Documents.

(f)	The execution, delivery and performance of obligations under the Issue Documents, the issue of the ADRs and the deposit of Underlying Shares do not and will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of the Bank, or (ii) violate any Applicable Laws, or (iii) to the best of our knowledge, constitute a breach of, or default under, any material license, approval, or agreement to which the Bank is bound.

(g)	The statements in the Offer Documents under the captions “Enforceability of Civil Liabilities”, “Supervision and Regulation”, “Dividend Policy”, “Description of Equity Shares”, “Restriction on Foreign Ownership of Indian Securities” insofar as such statements constitute a summary of the Indian legal matters referred to therein, fairly present the information called for with respect to such legal matters and fairly summarize the matters referred to therein in all material respects.

(h)	Except as disclosed in the Offer Documents, no consent, approval, authorization, certificate, permit or order of, or declaration, filing or qualification (save and except filings required to be made with the Reserve Bank of India) with any governmental authorities is required for the issuance of the ADRs or the Underlying Shares, or the consummation of the other transactions contemplated by and the performance of the obligations under the Issue Documents by the Bank.

(i)	To the best of our knowledge and after due inquiry and without any independent verification, and except as described in the Offer Documents, there are no legal, governmental or regulatory proceedings or investigations, pending or threatened in writing, to which the Bank is a party, or to which any of the properties of the Bank is subject, which singly or in the aggregate, if the subject of an unfavourable decision, ruling or finding, would have a material adverse effect on the Bank.

(j)	To the best of our knowledge and after due enquiry and without independent verification, and except as described in the Offer Documents, the Bank has all necessary material licences, consents, authorisations, approvals and has made all necessary material declarations and filings required under Applicable Laws, to conduct its business in the manner described in the Offer Documents.

(k)	No stamp duty or other duties, capital gains, income, withholding or other taxes, are payable to the Government of India or any political subdivision or taxing authority thereof by or on behalf of the Underwriters in relation to the issuance of ADRs or Underlying Shares in the manner contemplated in the Issue Documents.

(l)	Except as disclosed in the Offer Documents, any dividends declared and payable on the Underlying Shares may, under the current laws and regulations of India, be converted into foreign currency that may be freely transferred out of India and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court or governmental authority or body having jurisdiction over the Bank or any of its properties or the Indian Stock Exchanges.

(m)	It is not necessary under the laws of India (i) in order to enable any person to exercise or enforce its rights under the Issue Documents or in respect of the Underlying Shares or (ii) by reason of any person being or becoming a party to the Issue Documents or the ADR holders or by reason of the performance of any person of its obligations thereunder or in respect thereof that such person should be licensed, qualified or otherwise entitled to carry on business in India.

7.	Definition of Enforceable

The term “enforceable” as used in this Opinion means that the obligations assumed by the Bank under the Issue Documents are of a type which Indian courts would enforce, subject to the following exceptions:

(a)	Enforceability may be limited by bankruptcy, fraudulent transfer, frustration, insolvency, liquidation, reorganization or analogous circumstances, and other laws of general application relating to or affecting the rights of creditors, fiduciary obligations, and unenforceability of provisions as to severability of provisions wherein it is not possible to sever the illegal from the legal part of the contract.

(b)	In a winding-up under the Companies Act, 1956, pursuant to Section 531 of the Companies Act, 1956 any transfer of property, movable or immovable, delivery of goods, payment, execution or any other act relating to property made, taken or done by or against a company within six months before the commencement of its winding-up which, had it been made, taken or done by or against an individual within three months before the presentation of an insolvency petition on which he is judged insolvent, would be deemed in his insolvency as a fraudulent preference, may in the event of the company being wound up be deemed a fraudulent preference of its creditors and be invalid accordingly. However, the provisions of Section 531 of the Companies Act, 1956 are not intended to apply to a transfer or payment arising out of enforcement of a pre-existing security or other arrangement.

(c)	Under Section 531A of the Companies Act, 1956, any transfer of property, movable or immovable, not in the ordinary course of business, or not made in good faith and for valuable consideration, if made within a period of one year before the petition for winding-up or the resolution of a company in relation to the same, would be void as against the liquidator. Section 535 of the Companies Act, 1956 permits the liquidator to disclaim an onerous contract.

(d)	Pursuant to Section 534 of the Companies Act, 1956, where a company is being wound up, a floating charge on the undertaking or property of the company created within the twelve months immediately preceding the commencement of the winding up, shall, unless it is proved that the company immediately after the creation of the charge was solvent, be invalid, except to the amount of any cash paid to the company at the time of, or subsequent to the creation of, and in consideration for, the charge, together with interest on that amount at the rate of five per cent per annum or such other rate as may for the time being be notified by the Government of India in this behalf in the official gazette.

(e)	Enforcement may be limited by general principles of equity. For example, equitable remedies may not be available where damages are considered by the court to be an adequate remedy, or where the court does not regard specific performance to be the appropriate remedy.

(f)	In an insolvency petition under the Provincial Towns Insolvency Act, 1920 and the Presidency Towns Insolvency Act, 1909 pursuant to Section 54 and Section 56 respectively, every transfer of property, movable or immovable, every payment made, every obligation incurred and every judicial proceeding taken or suffered by a person unable to pay his debts as they become due within three months before the presentation of an insolvency petition on which he is judged insolvent, would be deemed in his insolvency as a fraudulent preference and be invalid accordingly. The provisions of these sections shall not affect the rights of any person who in good faith and for valuable consideration has acquired a title through or under a creditor of the insolvent.

(g)	Claims may become barred under the Limitation Act, 1963 or may be, or become, subject to set-off or counterclaim.

(h)	Any of the approvals, consents or permits or filings, which are required under Indian law in connection with any of the above obligations may not be granted by the granting authority, or if granted may be revoked or cancelled by the granting authority.

8.	This Opinion is subject to the following qualifications:

(a)	We express no opinion or belief as to (i) the financial statements or other financial data derived therefrom or any statistical, accounting or industry data or any expert reports, opinions or data derived therefrom, included in the Offer Documents and the amendments thereto.

(b)	We have not conducted any searches in any official registry or with any public authorities in relation to any matter, in each case, including without limitation, any legal, governmental or regulatory proceedings pending in relation to the Bank and any licenses, consents, approvals and permits issued to the Bank.

(c)	We have not conducted any searches in land registries in relation to any immovable property for the Bank’s business or offices included or incorporated by reference into the Offer Documents. We do not express any opinion on, or confirmation of, title to any immoveable property on which the business or offices of the Bank are located or which the Bank otherwise owns or has leased or has other interest in, which is included in, or incorporated by reference into, the Offer Documents.

(d)	Pursuant to Sections 40 and 41 of the Foreign Exchange Management Act, 1999 (the “Act”), for the purposes of the Act the Central Government may, from time to time, suspend or relax the provisions of the Act, or give to the Reserve Bank of India (“RBI”) such general or special directions as it thinks fit. The performance of the obligations under the Issue Documents may be affected due to such suspension/relaxation of the Act, or due to the measures that may be adopted by the RBI for the purpose of complying with the directions given by the Central Government.

(e)	The RBI, in the imminence of or during a foreign exchange crisis or in times of national emergency, may temporarily suspend or restrict sales of foreign exchange by the RBI, subject all transactions in gold/foreign exchange to licensing by the RBI or require surrender of all foreign exchange obtained by any person or entity to the RBI or as designated at the then effective official/market exchange rate or rates.

(f)	An Indian court may refuse to give effect to provisions in the Issue Documents in respect of the costs of litigation brought before an Indian court. Grant of costs will be entirely at the discretion of the courts.

(g)	An Indian court may refuse to stay a suit or proceeding in favor of a clause providing for the jurisdiction of New York courts based on the principle of forum non conveniens, notwithstanding the submission of the parties to New York courts.

8.	This opinion is given as of the date hereof, and we express no opinion as to the effect of any change in the facts or law on which such opinions are based subsequent to the date hereof. We disclaim any obligation to advise you of any change in the facts or law occurring after the date of this opinion, which might affect this opinion.

9.	We express no opinion as to any agreement, instrument or other document other than as specified in this Opinion.

10.	This Opinion is addressed to and is solely in your capacity as Underwriters and for your benefit in connection with transactions contemplated by the Underwriting Agreement and may not be relied on by any other person (including any person or other entity that acquires the Equity Shares from you), or used, circulated, quoted or referred to for any other purpose, without our specific prior written consent, other than as may be required by applicable law or regulation or by any regulatory authority to which the addressees are subject. You may, however, use a copy of this Opinion solely for the purpose of preparing a closing binder on completion of this transaction, subject to the same restrictions.

Yours faithfully,

Amarchand & Mangaldas & Suresh A. Shroff & Co.

Partner

Schedule 1

1.	Preliminary Prospectus Supplement dated , 2015;

2.	Final Prospectus Supplement dated , 2015;

3.	The registration statement dated , 2015 filed by the Bank with the U.S. Securities Exchange Commission in relation to the Offering;

4.	Underwriting Agreement;

5.	Deposit agreement dated July 19, 2001 as amended by amendment no. 1 dated July 13, 2011 between the Bank and JPMorgan Chase Bank, N.A., as depositary;

6.	Certified copies of the resolutions dated May 19, 2014 and passed by the Board of Directors of the Bank in relation to the Offering;

7.	Certified copy of the resolution dated June 25, 2014 passed by the shareholders of the Bank in relation to the Offering; and

8.	Certified copies of the resolutions dated , and passed by the [Special Committee] of the Board of Directors the Bank in relation to the Offering.

9.	Memorandum and Articles of Association of the Bank.

EXHIBIT C

FORM OF STATEMENT OF INDIAN COUNSEL TO THE COMPANY

Ref.:	, 2015

Merrill Lynch Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

United States

(collectively, the “Underwriters”)

Re:	Offering of American Depositary Receipts (the “ADRs”) in an aggregate amount of US$ million, each ADR representing three equity shares of face value Rs. 2 each of HDFC Bank Limited (the “Bank”)

Ladies and Gentlemen:

1.	We have acted as the Indian legal counsel to the Bank in connection with the offering of ADRs in an aggregate amount of US$ million, each ADR representing three equity shares of face value Rs. 2 each (each an “Equity Share”) of the Bank (the “Offering”) to be listed on the New York Stock Exchange. In-principle approval for the listing of the Equity Shares underlying the ADRs (the “Underlying Shares”) has been obtained from the National Stock Exchange of India Limited (“NSE”) and BSE Limited (“BSE”) (collectively referred to as the “Indian Stock Exchanges”). This opinion (the “Opinion”) is delivered to the Underwriters pursuant to the Underwriting Agreement dated , 2015 (the “Underwriting Agreement”) by and among the Bank and the Underwriters.

2.	Capitalized terms used but not defined herein shall have the meaning assigned to them in the Underwriting Agreement. The term “Companies Act” in this Opinion refers to (i) the Companies Act, 1956, as amended (without reference to the provisions thereof that have ceased to have effect upon the notification of the Notified Sections (as defined below)); and (ii) sections of the Companies Act, 2013 that have been notified as being in force by the Government of India as of the date of this Opinion (the “Notified Sections”).

3.	In rendering this Opinion, we have examined the following:

(a)	The preliminary prospectus supplement dated , 2015 relating to the Offering (the “Preliminary Prospectus Supplement”) as supplemented with the [issuer free writing prospectus] dated , 2015 (together with the Preliminary Prospectus Supplement, the “Disclosure Package”);

(b)	The final prospectus supplement dated , 2015 relating to the Offering (the “Final Prospectus Supplement” and together with the Disclosure Package, the “Offer Documents”);

(c)	The registration statement dated , 2015 filed by the Bank with the U.S. Securities Exchange Commission in relation to the Offering;

(d)	Underwriting Agreement;

(e)	Deposit agreement dated [July 19, 2001] as amended by amendment no. 1 dated [July 13, 2011] between the Bank and JPMorgan Chase Bank, N.A., as depositary; and

(f)	such other corporate records, agreements, documents and other instruments as we have deemed necessary or advisable for the purposes of this Opinion, subject to the assumptions, limitations and qualifications stated herein.

4.	Such identification and review is for the limited purpose of making the statements set forth in this Opinion and is not an expression of a view by us as to whether any such information has, or should have, been conveyed to the investors generally or to any particular investor at any particular time or in any particular manner.

5.	We have, along with your representatives, representatives of your domestic counsel, representatives of your U.S. counsel, representatives of the Bank, representatives of the Bank’s U.S. counsel and the Bank’s independent accountants, participated in discussions concerning the contents of the Offer Documents, reviewed the contents of the Offer Documents and carried out such further inquiries and procedures as we have deemed necessary or appropriate in the circumstances.

6.	On the basis of the work referred to above, nothing has come to our attention that has caused us to believe that:

(i)	the Disclosure Package, as at the time of pricing of the Offering on , 2015, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(ii)	the Final Prospectus Supplement, as of its date or the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of circumstances in which they were made, not misleading.

7.	The limitations inherent in the independent verification of factual matters and the character of determinations involved in the preparation of the Offer Documents are such that we do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Disclosure Package or the Final Prospectus Supplement, except as provided in clause (e) of paragraph 6 of our opinion to you, dated the date hereof, and we have not made an independent check or verification thereof (except as aforesaid). In addition, we express no belief in clauses (i) or (ii) of paragraph 6 above with respect to the financial statements or other financial data contained in the Offer Documents.

8.	This Opinion is addressed to and is solely in your capacity as Underwriters and for your benefit in connection with transactions contemplated by the Underwriting Agreement and may not be relied on by any other person (including any person or other entity that acquires the Equity Shares from you), or used, circulated, quoted or referred to for any other purpose, without our specific prior written consent, other than as may be required by applicable law or regulation or by any regulatory authority to which the addressees are subject. You may, however, use a copy of this Opinion solely for the purpose of preparing a closing binder on completion of this transaction, subject to the same restrictions.

Yours faithfully,

Amarchand & Mangaldas & Suresh A. Shroff & Co.

Partner

EXHIBIT D

FORM OF OPINION OF COUNSEL TO THE DEPOSITARY

Ziegler, Ziegler & Associates LLP

Counselors at Law

570 Lexington Avenue

New York, New York 10022

(212) 319-7600

Telecopier (212) 319-7605

January , 2015

Merrill Lynch Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

United States of America

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Barclays Capital Inc.

745 Seventh Ave.

New York, NY 10019

United States

Goldman, Sachs & Co.

200 West Street

New York, NY 10282-2198

United States

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019-7316

United States

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

United States

as representatives of the several Underwriters named in Schedule I to the Underwriting

Agreement

American Depositary Receipts

for American Depositary Shares

representing deposited shares of

HDFC Bank Limited

Dear Sirs:

We refer to the Deposit Agreement dated as of July 19, 2001 (as amended as of July 22, 2011, the “Deposit Agreement”) among HDFC Bank Limited (the “Company”), JPMorgan Chase Bank, N.A. (fka Morgan Guaranty Trust Company of New York), as depositary (the “Depositary”), and all holders from time to time of American Depositary Receipts issued thereunder (“ADRs”). We are delivering this opinion at the request of the Depositary to you pursuant to Section 5(e) of the Underwriting Agreement (the “Underwriting Agreement”), dated January , 2015 among the Company, Merrill Lynch Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, and Morgan Stanley & Co. International plc, Barclays Capital Inc., Goldman, Sachs & Co., Nomura Securities International, Inc. and UBS Securities LLC, as representatives of the Underwriters named in Schedule I thereto. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned to them in the Deposit Agreement.

In rendering the opinions set forth herein, we have examined such matters of fact and law as we have considered necessary or appropriate. We have examined the Deposit Agreement and originals, or photostatic or certified copies, of such records of JPMorgan Chase Bank, N.A., and such other documents as we have deemed relevant and necessary in rendering the opinions set forth herein. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as certified or photostatic copies thereof and the authenticity of the originals of such copies.

Based upon the foregoing, and subject to the accuracy of the assumptions and to the qualifications and limitations herein stated, we are of the opinion that (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary and is enforceable against the Depositary in accordance with its terms, except insofar as enforceability may be limited by (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and (b) general principles of equity (whether considered in an action at law or in equity) and (ii) the ADSs issued on the date hereof, when issued in accordance with the terms of the Deposit Agreement, will be validly issued and, subject to the limitations provided for therein, will entitle the Holders to the rights specified in the Deposit Agreement. We express no opinion, however, as to the indemnification provisions set forth in Section 16 of the Deposit Agreement and paragraph (5) of the form of ADRs.

In expressing the opinions set forth herein, we have assumed that (i) the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, (ii) the Shares deposited with the Custodian under the Deposit Agreement have been duly authorized, validly issued, fully paid and are non-assessable, (iii) the Shares have been duly deposited with the Custodian under and in accordance with all applicable laws, rules and regulations, (iv) all signatures on documents examined by us have been validly authorized by appropriate corporate authorization procedure, (v) that the choice of New York law contained in the Deposit Agreement is legal and valid under the laws of the Republic of India and that insofar as any obligation under the Deposit Agreement is to be performed in, or by a party organized under the laws of, any jurisdiction outside of the United States of America, its performance will not be illegal or ineffective in any jurisdiction by virtue of the law of that jurisdiction.

In rendering the foregoing opinions, we are passing only upon matters arising under the laws of the State of New York and we express no opinion as to the laws of any other jurisdiction.

Our opinions are limited to the date hereof, and we do not in any event undertake to advise you of any facts or circumstances occurring or coming to our attention subsequent to the date hereof.

This opinion letter is not to be circulated, used, quoted or otherwise referred to for any purpose other than in connection with the offering of the ADRs evidencing the ADSs, which offering is being made pursuant to the Underwriting Agreement.

Very truly yours,

EXHIBIT E

LOCK-UP LETTER

            , 2015

Merrill Lynch Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

United States of America

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Dear Sirs and Mesdames:

The undersigned, a security holder of HDFC Bank Limited, a public company with limited liability duly organized and existing under the laws of the Republic of India (the “Company”), understands that Merrill Lynch Pierce, Fenner & Smith, Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. International plc (the “Representatives”) propose to enter into an underwriting agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of American Depositary Shares (the “ADSs”), representing equity shares, Rs. 2 par value per share, of the Company (the “Shares”). The Offered ADSs will be evidenced by American Depositary Receipts (“ADRs”).

To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, the undersigned will not (and will not publicly announce any intention to), during the period (the “Lock-Up Period”) commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) directly or indirectly offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any ADSs, ADRs or Shares or any other securities convertible into or exercisable or exchangeable for ADSs, ADRs or Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of the ADSs, ADRs or Shares, or any other securities convertible into or exercisable or exchangeable for ADSs, ADRs or Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of ADSs, ADRs or Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to ADSs, ADRs or Shares or other securities acquired in open market transactions after the completion of the Public Offering or (b) any sale, transfer or disposition which the undersigned is required to make under any applicable Indian law, regulation or court order. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s ADSs, ADRs or Shares except in compliance with the foregoing restrictions.

The undersigned acknowledges that the underwriting syndicate assembled for the public offering of the ADSs will be irreparably damaged if the undersigned fails to abide by the terms set forth in this letter agreement or otherwise does not (either directly or indirectly) retain during the Lock-Up Period a voting and economic interest in the ADSs, ADRs or Shares. The undersigned further acknowledges that it is not possible to list all of the actions which could be taken which would be in contravention of the terms of this letter agreement and, therefore, agrees to not enter into any understanding or arrangement which could be expected to result in a diminution of the benefits contemplated by this letter agreement. The undersigned further understands that this letter agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of ADSs, ADRs or Shares if such transfer would constitute violation or breach of this agreement.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

The undersigned acknowledges that this agreement (a) contains the entire agreement between the Representatives and the undersigned with respect to the subject matter hereof and (b) shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

This letter agreement shall be terminated if the Underwriting Agreement is not signed by             , 2015.

Very truly yours,

(Name)

(Address)
cc HDFC Bank Limited

EXHIBIT F

FORM OF OPINION OF COUNSEL TO THE UNDERWRITERS

February             , 2015

Merrill Lynch Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY10179

United States

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Barclays Capital Inc.

745 Seventh Ave.

New York, NY 10282-2198

United States

Goldman, Sachs & Co.

200 West Street

New York, NY 10282-2198

United States

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019-7316

United States

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

United States

As representatives of the several underwriters referred to below

Ladies and Gentlemen:

We have acted as special United States counsel for you and the other several underwriters (the “Underwriters”) named in Schedule I to the Underwriting Agreement dated February     , 2015 (the “Underwriting Agreement”), among HDFC Bank Limited, a company incorporated under the laws of the Republic of India as a public limited company (the “Company”), and the several Underwriters, under which you and such other Underwriters have severally agreed to purchase from the Company an aggregate of              equity shares (the “Shares”) nominal value Rs. 2 per Share in the form of              American Depositary Shares, each representing three Shares. The American Depositary Shares (the “ADSs”) are evidenced by American Depositary Receipts (the “ADRs”) and will be issued under the deposit agreement dated as of July 19, 2001, (as amended by amendment no. 1, dated July [13], 2011) (the “Deposit Agreement”) among the Company, JP Morgan Chase Bank N.A., as depositary (the “Depositary”) and all holders from time to time of the ADRs issued thereunder. The ADSs include              ADSs of the Company to be purchased pursuant to the over-allotment option provided for by the Underwriting Agreement. This opinion is delivered pursuant to Section [5(f)] of the Underwriting Agreement.

We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion.

We have (i) participated in the preparation of the registration statement of the Company on Form F-3 (File No. 333-            ) (other than the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) on February     , 2015 pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities to be issued from time to time by the Company (the “Shelf Securities”) and have reviewed the Incorporated Documents and (ii) reviewed the registration statement of the Company and the Depositary on Form F-6 (File No. 333-175521) filed with the Commission on July 13, 2011 pursuant to the provisions of the Act (the “Form F-6”) and have participated in the preparation of the prospectus supplement dated February     , 2015 (the “Prospectus Supplement”) filed by the Company with the Commission. We understand that the registration statement of the Company on Form F-3 became effective under the Act automatically upon the filing with the Commission thereof.

The Registration Statement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the prospectus (including the Incorporated Documents) dated February     , 2015 relating to the Shelf Securities is hereinafter referred to as the “Base Prospectus.” The Base Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities filed under Rule 173 under 424(b) of the Act), is hereinafter referred to as the “Prospectus.”

Capitalized terms used but not otherwise defined herein are used as defined in the Underwriting Agreement.

In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company that we reviewed were and are accurate and (vii) all representations made by the Company as to matters of fact in the documents that we reviewed were and are accurate.

Based upon the foregoing, and subject to the additional assumptions and qualifications set forth below, we are of the opinion that:

•	(1) Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Company insofar as Indian law is concerned, the Underwriting Agreement has been duly executed and delivered by the Company.

•	(2) Assuming that the Deposit Agreement has been duly authorized, executed and delivered by the Company insofar as Indian law is concerned, the Deposit Agreement has been duly executed and delivered by the Company, and the Deposit Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability.

•	(3) Upon due issuance by the Depositary of the ADRs evidencing ADSs being delivered on the date hereof against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement and due execution of such ADRs by one of the Depositary’s authorized officers, such ADRs will be duly and validly issued and the person in whose name such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

•	(4) Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Company insofar as Indian law is concerned, under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 11 of the Underwriting Agreement, validly and irrevocably submitted to the non-exclusive personal jurisdiction of any United States federal court located in the State of New York (each a “New York Court”) in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated thereby, has validly and irrevocably waived to the fullest extent it may effectively do so, any objection to the venue of a proceeding in any such New York Court, and has validly and irrevocably appointed the Authorized Agent as its authorized agent for the purpose described in Section 11 of the Underwriting Agreement; and service of process effected on such agent in the manner set forth in Section 11 of the Underwriting Agreement will be effective to confer valid personal jurisdiction on the Company.

We have considered the statements included in the Prospectus under the caption “Underwriting”, in so far as they summarize provisions of the Underwriting Agreement. In our opinion, such statements fairly summarize these provisions in all material respects.

In rendering the opinions in paragraphs (1), (2), (3) and (4) above, we have assumed that each party to the Underwriting Agreement and the Deposit Agreement (collectively, the “Documents”) has been duly incorporated and is validly existing and, where applicable, in good standing under the laws of the jurisdiction of its organization. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of each Document to which it is a party (a) are within its corporate powers, (b) do not contravene, or constitute a default under the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, provided that we make no such assumption to the extent that we have specifically opined as to such matters with respect to the Company, and (ii) each Document (other than the Underwriting Agreement) is a valid, binding and enforceable agreement of each party thereto (other than as expressly covered above in respect of the Company.

We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York and the federal laws of the United States of America, except that we express no opinion as to any law, rule or regulation that is applicable to the Company, Documents or transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This opinion may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring ADSs from the several Underwriters) or furnished to any other person without our prior written consent. With respect to all matters of Indian law, you have received, and we understand that you are relying upon, the opinions of Amarchand & Mangaldas & Suresh A. Shroff & Co., Indian counsel for the Company, and AZB & Partners, Indian counsel for the Underwriters, delivered pursuant to Section [5(d)] and [5(g)] of the Underwriting Agreement, respectively.

Very truly yours,

EXHIBIT G

DISCLOSURE LETTER OF COUNSEL TO THE UNDERWRITERS

February     , 2015

Merrill Lynch Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

United States

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, NY 10010-3629

United States

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

United States

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4QA

United Kingdom

Barclays Capital Inc.

745 Seventh Ave.

New York, NY 10282-2198

United States

Goldman, Sachs & Co.

200 West Street

New York, NY 10282-2198

United States

Nomura Securities International, Inc.

Worldwide Plaza

309 West 49th Street

New York, NY 10019-7316

United States

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

United States

As representatives of the several underwriters referred to below

Ladies and Gentlemen:

We have acted as special United States counsel for you and the other several underwriters (the “Underwriters”) named in Schedule I to the Underwriting Agreement dated February     , 2015 (the “Underwriting Agreement”) among HDFC Bank Limited, a company incorporated under the laws of the Republic of India as a public limited company (the “Company”), and the several Underwriters, under which you and such other Underwriters have severally agreed to purchase from the Company an aggregate of              equity shares (the “Shares”), nominal value Rs. 2 per Share, in the form of              American Depositary Shares, each representing three Shares. The American Depositary Shares (the “ADSs”) are evidenced by American Depositary Receipts (the “ADRs”) and will be issued under the deposit agreement dated as of July 19, 2001(as amended by amendment no. 1, dated July 13, 2011) (the “Deposit Agreement”) among the Company, JP Morgan Chase Bank N.A., as depositary (the “Depositary”) and all holders from time to time of the ADRs issued thereunder. The ADSs include              ADSs of the Company to be purchased pursuant to the over-allotment option provided for by the Underwriting Agreement. This opinion is delivered pursuant to Section [5(f)] of the Underwriting Agreement.

We have (i) participated in the preparation of the registration statement of the Company on Form F-3 (File No. 333-    ) (other than the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) on February     , 2015 pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities to be issued from time to time by the Company (the “Shelf Securities”) and have reviewed the Incorporated Documents and (ii) reviewed the registration statement of the Company and the Depositary on Form F-6 (File No. 333-175521) filed with the Commission on July 13, 2011 pursuant to the provisions of the Act (the “Form F-6”) and have participated in the preparation of the preliminary prospectus supplement dated February     , 2015 (the “Preliminary Prospectus Supplement”), [and the free-writing prospectus dated February     , 2015 (the “Free Writing Prospectus”)] and the prospectus supplement dated February     , 2015 (the “Prospectus Supplement”). We understand that the registration statement of the Company on Form F-3 became effective under the Act automatically upon the filing with the Commission thereof.

The Form F-6, as amended at the time it was declared effective, is hereinafter referred to as the “ADR Registration Statement.” The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the prospectus (including the Incorporated Documents) dated February     , 2015 relating to the Shelf Securities is hereinafter referred to as the “Base Prospectus.” The Base Prospectus, as supplemented by the Preliminary Prospectus Supplement, [together with the free writing prospectus filed pursuant to Rule 433 on February     , 2015 relating to the ADSs,] is hereinafter called the “Disclosure Package.” The Base Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities filed under Rule 173), is hereinafter referred to as the “Prospectus.”

We have, without independent inquiry or investigation, assumed that all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents reviewed by us prior to such formatting.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial, accounting or quantitative information. Furthermore, many determinations involved in the preparation of the Registration Statement, the ADR Registration Statement, the Disclosure Package and the Prospectus are of a wholly or partially non-legal character or relate to legal matters outside the scope of our opinion separately delivered to you today in respect of certain matters under the laws of the State of New York and the federal laws of the United States of America. As a result, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the ADR Registration Statement, the Disclosure Package and or the Prospectus, and we have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished in such documents (except to the extent expressly set forth in our opinion letter separately delivered to you today as to statements included in the Prospectus under the caption “Underwriting”). However, in the course of our acting as counsel to you in connection with the preparation of the Registration Statement, the Disclosure Package and the Prospectus, we have generally reviewed and discussed with your representatives and with certain officers and employees of, and counsel, including Indian counsel, and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. We have also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

On the basis of the information gained in the course of the performance of the services rendered above, but without independent check or verification except as stated above:

(i)	the Registration Statement, the ADR Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and

(ii)	nothing has come to our attention that causes us to believe that, insofar as relevant to the offering of the ADSs:

(a)	on the date of the Underwriting Agreement, the Registration Statement or the ADR Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(b)	at : A/P.M. New York City time on February , 2015, the Disclosure Package contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)	the Prospectus as of the date of the Underwriting Agreement or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In providing this letter to you and the other several Underwriters, we have not been called to pass upon, and we express no view regarding, the financial statements or financial schedules or other financial or accounting data included in the Registration Statement, the ADR Registration Statement, the Disclosure Package or the Prospectus. In addition, we express no view as to the conveyance of the Disclosure Package or the information contained therein to investors. It is understood, for the purpose of this letter, that any data furnished in accordance with “Guide 3. Statistical Disclosure by Bank Holding Companies” under the Act is financial data.

This letter is delivered solely to you and the other several Underwriters in connection with the Underwriting Agreement. This letter may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring the ADSs from the several Underwriters) or furnished to any other person without our prior written consent.

Very truly yours,

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